UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 25, 2017

Kaya Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

333-177532	900898007
(Commission File Number)	(IRS Employer Identification No.)

305 S. Andrews Avenue, Suite 209, Fort Lauderdale, Florida 33301

 (Address of principal executive offices and zip code)

(954) 534-7895
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms “KAYS,” “the Company,” “we,” “us” and “our” refer to Kaya Holdings, Inc. and its subsidiaries.

Item 8.01 Other Events.

On January 25, 2017, KAYS issued a press release announcing that it has filed a lawsuit against the City of Portland (the “City”) to require that the City comply with the terms of agreements entered into between the City and the Company in connection with OLCC Recreational Marijuana Retail licensing. In addition, KAYS announced that the Company has entered the final stages of OLCC licensing for the next two Kaya Shack ™ store locations in Oregon. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No	Description
99.1	Press Release dated January 25, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAYA HOLDINGS, INC.

Date: January 27, 2017	By:	/s/ Craig Frank
Craig Frank, President and Chief Executive Officer